THIS SECURED CONVERTIBLE NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR DELIVERY TO RCI ENTERTAINMENT (NEW YORK) INC. OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO RCI ENTERTAINMENT (NEW YORK) INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS.


                            SECURED CONVERTIBLE NOTE
                                       OF
                       RCI ENTERTAINMENT (NEW YORK), INC.


                                                       January 18, 2005

     FOR VALUE RECEIVED, RCI ENTERTAINMENT (NEW YORK), INC., a New York corporation (the "Company" or "Debtor"), which is a wholly owned subsidiary of RICK'S CABARET INTERNATIONAL, INC., a Texas corporation ("Rick's"), unconditionally promises to pay to Philip Eisenberg whose address is 38 Evergreen Place, Demarest, New Jersey, 07627, or the registered assignee (the "Registered Holder" or "Holder") at the office of the Company, the principal amount of $5,125,000 (the "Principal Amount"), together with the accrued and unpaid interest thereon and other sums as hereinafter provided, subject to the terms and conditions as set forth below.

     1.   SCHEDULE  FOR PAYMENT OF PRINCIPAL AND INTEREST.  The Principal Amount
          -----------------------------------------------
outstanding under this Secured Convertible Note (the "Note") shall accrue interest at the rate of 4% per annum and shall be payable in sixty-one (61) monthly installments of principal and interest, commencing June 18, 2005 (151 days after the Closing of the sale of all of the capital stock of Peregrine Enterprises, Inc. to the Company (the "Closing")) and continuing on the 18th day of each month thereafter as follows:

     The initial twenty-four (24) monthly installments shall be in an amount of $58,333.33; for months twenty-five (25) through forty-eight (48) the monthly installments shall be in an amount of $63,333.33; for months forty-nine (49) through sixty (60) the monthly installments shall be in an amount of $68,333.33; and a lump sum payment of the remaining balance shall be paid on or before June 18, 2010 (the 61st month), such date hereafter sometimes referred to as the "Maturity Date".

All payments shall be credited first to accrued interest and thereafter to principal on the Note. Accrual of interest on the outstanding Principal Amount, payable in cash, shall commence on the

Closing and shall continue until payment in full of the outstanding Principal Amount has been made hereunder.

     2.   PAYMENT.  Payment  of  any  sums  due to the Holder under the terms of
          -------
this Note shall be made in United States Dollars by check or wire transfer at the option of the Company. Payment shall be made at the address last appearing on the records of the Company for this Note (the "Note Register") as designated in writing by the Holder hereof from time to time. If any payment hereunder would otherwise become due and payable on a day on which commercial banks in New York, New York, are permitted or required to be closed, such payment shall become due and payable on the next succeeding day on which commercial banks in New York, New York, are not permitted or required to be closed ("Business Day"). The receipt of such funds by wire into Holder's account, or the receipt of a good check by Holder shall constitute a payment of outstanding principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such payment. This Note may be prepaid, in whole or in part at any time in accordance with
Section  3  hereof.

     3.   DEBTOR'S  OPTION  TO  REDEEM  NOTE.  This  Note  will  be  subject  to
          ----------------------------------
redemption at the option of the Company, in whole or in part, at a price equal to 100% of the principal amount of that portion of the Note which is then being redeemed (the "Redemption Price"). Notice of redemption shall be sent, as provided for in Section 21 hereof (the "Notice of Redemption"), not less than 20 days before the Redemption Date (as defined below). The Notice of Redemption shall be sent to the Registered Holder at such Registered Holder's last address as such address shall appear on the Company's Note Register. The Notice of Redemption when given in the manner herein provided in Section 21, shall be conclusively presumed to have been duly given, whether or not the Registered Holder received the Notice of Redemption. The Notice of Redemption shall state the portion of the Principal Amount thereof to be redeemed, the date fixed for redemption ("Redemption Date") and the Redemption Price at which the Note is to be redeemed. Upon the Redemption Date, the Company shall pay to the Registered Holder by Company check or wire transfer, at the option of the Company, the Redemption Price for the Note called for redemption. A new note in the principal amount equal to the unredeemed portion thereof, if any, also will be issued in the name of the Registered Holder upon cancellation of the original Note. After the Redemption Date, unless the Company shall default in the payment of the Redemption Price, interest will cease to accrue on the Note or portions thereof called for redemption and the Note or the portion thereof will be deemed to have been redeemed. The Registered Holder shall have the right, but not the obligation, to convert that portion of the Note to purchase shares of common stock of Rick's pursuant to the conversion rights set forth in Section 4 hereof not later than the close of business on the business day prior to the Redemption Date, unless the Company subsequently fails to pay the applicable Redemption Price. Partial redemption of this Note will not reduce the amount, or postpone the due date of, any monthly payment due hereunder.

     4.   CONVERSION  RIGHTS.
          ------------------

     (a) The Holder will have the right, at the Holder's option, to convert up to $2,000,000 of the Principal Amount of this Note into shares of common stock, par value $.01 per share of

Rick's ("Rick's Common Stock") at any time prior to Maturity (unless earlier redeemed or otherwise paid) at the Conversion Prices as set forth below in
Section 4(b) (subject to adjustment as described herein). The right of the Holder to convert the Note, if called for redemption, will terminate at the close of business on the business day prior to the Redemption Date for the Note, unless the Company subsequently fails to pay the applicable Redemption Price.

     The Holder of this Note shall be entitled to convert up to $2,000,000 of the Principal Amount of this Note into shares of Rick's Common Stock by (i) giving written notice to Rick's that such Holder elects to convert into Rick's Common Stock, (ii) stating in such written notice the denominations in which such Holder wishes the certificate or certificates for Rick's Common Stock to be issued and (iii) surrendering this Note to the Company (compliance in full with Sections 4(a)(i),(ii) and (iii) shall collectively be the "Conversion Date"). This Note or the portion thereof, shall be deemed to have been converted immediately prior to the close of business on the Conversion Date. Rick's will, as soon as practicable thereafter, cause to be issued and delivered to the Holder certificates for the number of full shares of Rick's Common Stock to which the Holder shall be entitled and, if necessary, a new Note representing any unconverted portion of this Note. Rick's shall not issue fractional shares of Rick's Common Stock upon conversion, but the number of shares of Rick's Common Stock to be received by the Holder upon conversion shall be rounded down to the next whole number and the Holder shall be entitled to payment of the remaining principal amount by company check.

     (b) The Conversion Prices of the Rick's Common Stock into which this Note is convertible (subject to adjustment as described herein) shall be as follows:

          (1) $200,000 of the Principal Amount shall be convertible at $4.00 per share;
          (2) $225,000 of the Principal Amount shall be convertible at $4.50 per share;
          (3) $250,000 of the Principal Amount shall be convertible at $5.00 per share;
          (4) $275,000 of the Principal Amount shall be convertible at $5.50 per share;
          (5) $300,000 of the Principal Amount shall be convertible at $6.00 per share;
          (6) $325,000 of the Principal Amount shall be convertible at $6.50 per share;
          (7) $350,000 of the Principal Amount shall be convertible at $7.00 per share;
          (8) $75,000 of the Principal Amount shall be convertible at $7.50 per share.

     (c) In case of any reclassification, consolidation or merger of Rick's with or into another entity or any merger of another entity with or into Rick's, or in the case of any sale, transfer or conveyance of all or substantially all of the assets of Rick's (computed on a consolidated basis), the Note then outstanding will, without the consent of any Holder, become convertible only into the kind and amount of securities, cash or other property receivable upon such reclassification, consolidation, merger, sale, transfer or conveyance by a Holder of the number of shares of common stock into which the Note was convertible immediately prior thereto, after giving effect to any adjustment event.

     (d)  The  Conversion  Price  will  be  adjusted  as  follows:

          (i) If the number of shares of Rick's Common Stock outstanding at any time after the date hereof is increased by a subdivision or split of Rick's Common Stock, or by the declaration of a dividend on the Rick's Common Stock, which dividend is wholly or partially in the form of additional shares of Rick's Common Stock or any other securities of Rick's, then immediately after the effective date of such subdivision or split-up, or the record date with respect to such dividend, as the case may be, the Conversion Price shall be appropriately reduced so that the holder of this Note thereafter exchanged shall be entitled to receive the percentage of shares of Rick's Common Stock which such holder would have owned immediately following such action had this Note been exchanged immediately prior thereto;

          (ii) If the number of Rick's Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding Rick's Common Stock or reverse split, then, immediately after the effective date of such combination, the Conversion Price shall be appropriately increased so that the holder of this Note thereafter exchanged shall be entitled to receive the percentage of shares of Rick's Common Stock which such holder would have owned immediately following such action had this Note been exchanged immediately prior thereto;

     (e) Rick's shall at all times reserve for issuance and maintain available, out of its authorized but unissued Rick's Common Stock, solely for the purpose of effecting the conversion of the Note, the full number of shares of Rick's Common Stock deliverable upon the conversion of the Note from time to time outstanding. The Company shall from time to time (subject to obtaining necessary director and stockholder action), in accordance with the laws of the State of Texas, increase the authorized number of shares of its Rick's Common Stock if at any time the authorized number of shares of Rick's Common Stock remaining unissued shall not be sufficient to permit the conversion of the Note.

     (f) Any shares of Rick's Common Stock to be issued to the Holder pursuant to the terms of this Note are restricted securities and may only be sold, under current law, either by (a) the registration of the Rick's Common Stock under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or (c) the availability of an exemption from the registration requirements of the Act and applicable state securities acts. Rick's will use its best efforts to maintain current information by complying with its reporting requirements under the Securities Act of 1934, as amended.

     5.   COLLATERAL.
          ----------

     (a)  Grant  of  Security Interest.  As security for the prompt performance,
          ----------------------------
observance and payment in full of the entire indebtedness evidenced by this Note, including the Principal Amount, interest thereon, fees and other charges, undertakings, covenants and duties owing or to be performed or observed by the Company to the Holder, of every kind and description, whether joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereinafter arising (collectively, the "Obligations"), the Company (and Rick's, with respect to the grant of a security interest in the shares of the Company) hereby grant to the Holder a security interest and lien for the Note on:

     (i) the outstanding shares of capital stock of Peregrine Enterprise, Inc. ("Peregrine"); (ii) the outstanding shares of capital stock of the Company; and

     (iii) all of the assets of both the Company and/or Peregrine (including the assets of The Paradise Club or any successor business operating at 50 West 33rd Street or such other location to which such business shall be relocated, whether now owned or hereinafter acquired, including: chattel paper, inventory, equipment, instruments, including promissory notes owed to Debtor, accounts receivable, investment property, documents, furniture, fixtures and general intangibles including, but not limited to, goodwill, tradenames and licenses of either the Company or Peregrine, and payment intangibles, supporting obligations and to the extent not listed above, the proceeds and products of the foregoing and (iv) the lease and tenancy rights of Peregrine for the premises located at 50 West 33rd Street, New York, New York (collectively the "Collateral").

     (b)  Obligations Secured.  The Company will simultaneously herewith execute
          -------------------
a Security Agreement in favor of Philip Eisenberg creating a valid and continuing security interest in the Collateral in favor of the Holder and securing the payment and performance of all of the Obligations under this Note, however evidenced, whether now existing or hereafter arising, direct or indirect, absolute or contingent, including all costs and reasonable attorneys' fees incurred by the Holder in enforcing this Note and/or collecting or attempting to collect on this Note.

     6.   EVENTS  OF  DEFAULTS  AND REMEDIES.  The following are deemed to be an
          ----------------------------------
event of default ("Event of Default") hereunder: (i) the failure by the Company to pay any monthly installment payment on this Note as and when due and payable and the continuance of any such failure for 10 days; (ii) the failure by the Company to pay all or any part of the principal on this Note when and as the same become due and payable as set forth above, at Maturity, by acceleration or otherwise; (iii) the failure of the Company to perform any conversion required under this Note and the continuance of any such failure for 30 days; (iv) the failure by the Company to observe or perform any other covenant or agreement contained in this Note and the continuance of such failure for a period of 30 days after the written notice is given to the Company; (v) any event of default under the Security Agreements or under the Stock Pledge Agreements delivered to Holder at the Closing or Stock Purchase Agreement between Peregrine, Philip Eisenberg, individually, the Company and Rick's executed of even date herewith
(vi) the assignment by the Company for the benefit of creditors, or an application by the Company to any tribunal for the appointment of a trustee or receiver of a substantial part of the assets of the Company, or the commencement of any proceedings relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debts, dissolution or other liquidation law of any jurisdiction; or the filing of such application, or the commencement of any such proceedings against the Company and an indication of consent by the Company to such proceedings, or the appointment of such trustee or receiver, or an adjudication of the Company bankrupt or insolvent, or approval of the petition in any such proceedings, and such order remains in effect for 60 days;
(vii) a default in the payment of principal or interest when due which extends beyond any stated period of grace applicable thereto or an acceleration for any other reason of maturity of any indebtedness for borrowed money of the Company with an aggregate principal amount in excess of $50,000; (viii) the existence of a tax lien exceeding $25,000 which is not cured, satisfied, bonded or contested in good faith; and (ix) final unsatisfied judgments not covered by insurance aggregating in excess of $50,000, at any one time rendered against the Company and not stayed, bonded or discharged within 75 days.

     7.   HOLDER'S  RIGHTS  AND  REMEDIES  UPON  THE  OCCURRENCE  OF AN EVENT OF
          ----------------------------------------------------------------------
DEFAULT.  Following  the  occurrence  and  during the continuance of an Event of
-------
Default:

          a.   Remedies.  The  Holder may declare any and all of the Obligations
               --------
to be immediately due and payable; and, in addition to that right, and in addition to exercising all other rights or remedies, the Holder may proceed to exercise with respect to the Collateral all rights, options and remedies of a secured party upon default as provided for under the Uniform Commercial Code ("UCC").

          b.   Exercise  of Remedies.  The Holder may, by notice to the Company,
               ---------------------
accelerate the payment of all Obligations (provided that no such notice shall be required if the Event of Default is under Section 6(v); the Holder may proceed to enforce payment of any of the Obligations and shall have and may exercise any and all rights under the UCC or which are afforded to the Holder herein or otherwise; and all Obligations shall bear interest payable on demand at the rate per annum four percent (4%) in excess of the applicable rate of interest provided in Section 1 (the "Default Rate"). Notwithstanding the foregoing, at any time after such a declaration of acceleration has been made and before a judgment and/or decree for payment of the money due has been obtained, the Holder may rescind and annul such declaration and its consequences if all existing Events of Default, have been cured or waived. No such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

          c.   Disposition  of  Collateral.  The  Holder  may  sell,  lease  or
               ---------------------------
otherwise dispose of and deliver any or all Collateral at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Holder deems advisable in its sole discretion. Any requirements of reasonable notice shall be met if such notice is mailed postage prepaid to the Company at its address set forth herein at least ten (10) business days before the time of sale or other disposition. The Holder may be the purchaser at any such sale, if it is public, and in such event the Holder shall have all rights of a good faith, bona fide purchaser for value from a secured party after default. The proceeds of any sale may be applied (in whatever order and manner the Holder elects in its sole discretion) to all costs and expenses of sale (including without limitation reasonable attorneys' fees and disbursements) and to the payment of Obligations, and any remaining proceeds shall be applied in accordance with Article 9 of the UCC. The Company shall remain liable for any deficiency.

          d.   Cumulative Remedies.  The rights and remedies of the Holder shall
               -------------------
be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy.

          e.   Waivers.  The  Company  acknowledges that this Agreement involves
               -------
the grant of a security interest, and the Company hereby waives, to the extent permitted by applicable law, (i) any requirement of marshaling assets or proceeding against persons or assets in any particular order, and (ii) any and all notices of every kind and description that may be required to be given by any statute or rule of law and any defense of any kind based on any such notice, except any notices required under this Note, including but not limited to all demands for payment, presentation for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protest, and notices of protest, all to the extent permitted by law.

     8.   REGISTRATION RIGHTS.
          --------------------

     (a) Rick's agrees to file a Registration Statement within sixty (60) days from the date of execution hereof with the Securities and Exchange Commission ("SEC") on Form SB-2 or Form S-3 or other similar form (except for Form S-8 or Form S-4) to register for resale by the Holder the shares underlying the Conversion Rights of this Note. Rick's shall use its best efforts to cause the Registration Statement to become effective under the Act as promptly as is practicable and to keep the Registration Statement continuously effective under the Act for a period of the earlier of (i) five years from the effective date or
(ii)  until  all  of the shares which were registered for resale have been sold.

     (b) From time to time, the Company shall prepare and file with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or any other required document, so that such Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the securities being sold thereunder, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provide the Holder copies of any documents filed in such numbers as the Holder shall reasonably request; and inform the Holder that the Company has complied with its obligations and that the Registration Statement and related Prospectus may be used for the purpose of selling all or any of such securities (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Holder to that effect, will use its best efforts to secure promptly the effectiveness of such post-effective amendment and will immediately so notify the Holder when the amendment has become effective).

     9.   LIMITATION  ON  MERGER,  SALE  OR CONSOLIDATION.  The Company may not,
          -----------------------------------------------
directly or indirectly, consolidate with or merge into another person or sell, lease, convey or transfer all or substantially all of its assets (computed on a consolidated basis), whether in a single transaction or a series of related transactions, to another person or group of affiliated persons, unless either
(a) in the case of a merger or consolidation, the Company is the surviving entity or (b) the resulting, surviving or transferee entity expressly assumes by supplemental agreement all of the obligations of the Company in connection with this Note.

     Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company in accordance with the foregoing, the successor entity formed by such consolidation or into which the Company is merged or to which such transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Note with the same effect as if such successor entity had been named therein as the

Company, and the Company will be released from its obligations under the Notes, except as to any obligations that arise from or as a result of such transaction.

     10.  CORPORATE  OBLIGATION.  No  recourse  shall  be had for the payment of
          ---------------------
the principal or the interest on this Note, or for any claim based thereon, or otherwise in respect thereof, or based on or in respect of any Note supplemental hereto, against any incorporator, stockholder, officer, or director (past, present, or future) of the Company, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released.

     11.  LISTING  OF  REGISTERED HOLDER OF NOTES.  This Note will be registered
          ---------------------------------------
as to principal amount in the Holder's name in the Company's Note Register, after which no transfer hereof shall be valid unless made on the Company's books at the office of the Company, by the Holder hereof, in person, or by attorney duly authorized in writing, and similarly noted hereon.

     12.  HOLDER  NOT  DEEMED  A  STOCKHOLDER.  Except  as provided in any Stock
          -----------------------------------
Pledge Agreement executed in connection with the Closing, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise.

     13.  WAIVER  OF  DEMAND,  PRESENTMENT,  ETC.  The  Company hereby expressly
          --------------------------------------
waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

     14.  ATTORNEY'S  FEES.  The  Company  agrees to pay all costs and expenses,
          ----------------
including without limitation reasonable attorney's fees, which may be incurred by the Holder in collecting any amount due under this Note or in enforcing any of Holder's conversion rights as described herein.

     15.  ENFORCEABILITY.  In case any provision of this Note is held by a court
          --------------
of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

     16.  INTENT TO COMPLY WITH USURY LAWS.  In no event will the interest to be
          --------------------------------
paid on this Note exceed the maximum rate provided by law. It is the intent of the parties to comply fully with the usury laws of the State of New York;
accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, in no event shall such Note require the payment or permit the collection of interest (which term, for purposes hereof, shall include any amount which, under New York law, is deemed to be interest, whether or not such amount is characterized by the parties as interest) in excess of the maximum amount permitted by the laws of the State of New York. If any excess of interest is unintentionally contracted for, charged or received under this Note, or in the event the maturity of the indebtedness evidenced by the Note is accelerated in whole or in part, or in the event that all of part of the Principal Amount or interest of this Note shall be prepaid, so that the amount of interest contracted for, charged or received under this Note, on the amount of the Principal Amount actually outstanding from time to time under this Note shall exceed the maximum amount of interest permitted by the applicable usury laws, then in any such event (i) the provisions of this paragraph shall govern and control, (ii) neither the Company nor any other person or entity now or hereafter liable for the payment thereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by such applicable usury laws, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount thereof or refunded to the Company at the Holder's option, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under the Note which are made for the purpose of determining whether such rate exceeds the maximum lawful rate of interest, shall be made, to the extent permitted by applicable laws, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the Note evidenced thereby, all interest at any time contracted for, charged or received from the Company or otherwise by the Holders in connection with this Note.

     17.  GOVERNING  LAW;  CONSENT TO JURISDICTION.  This Note shall be governed
          ----------------------------------------
by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof. In any action between or among any of the parties, whether rising out of this Note or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and/or state courts located in New York County, New York.

     18.  AMENDMENT  AND  WAIVER.  Any  waiver  or  amendment hereto shall be in
          ----------------------
writing signed by the Holder. No failure on the part of the Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right hereunder preclude any other or further exercise thereof or the exercise of any other rights. The remedies herein provided are cumulative and not exclusive of any other remedies provided by law.

     19.  RESTRICTIONS  AGAINST  TRANSFER  OR  ASSIGNMENT.  This Note may not be
          -----------------------------------------------
sold, transferred, assigned, pledged, hypothecated or otherwise disposed of by the Registered Holder hereof, in whole or in part, unless and until either (i) the Note has been duly and effectively registered for resale under the Securities Act of 1933, as amended, and under any then applicable state securities laws; or (ii) the Registered Holder delivers to the Company a written opinion acceptable to the Company's counsel that an exemption from such registration requirements is then available with respect to any such proposed sale or disposition. Any transfer otherwise permissible hereunder shall be made only at the principle office of the Company upon surrender of this Note for cancellation and upon the payment of any transfer tax or other government charge connected therewith, and upon any such transfer a new Note or Notes will be issued to the transferee in exchange therefor.

     20.  ENTIRE  AGREEMENT;  HEADINGS.  This  Note  constitutes  the  entire
          ----------------------------
agreement between the Holder and the Company pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings, written or oral, of such parties. The headings are for reference purposes only and shall not be used in construing or interpreting this Note.

     21.  NOTICES.  Any  notices  or  other communications required or permitted
          -------
hereunder shall be sufficiently given if in writing and delivered in Person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address as such party may notify to the other parties in writing:

     (a)  If  to  the  Company,  to  it  at  the  following  address:

          RCI  Entertainment  (New  York),  Inc.
          10959  Cutten  Road
          Houston,  Texas  77066

          With  a  Copy  to:

          Robert  D.  Axelrod
          Axelrod,  Smith  &  Kirshbaum
          5300  Memorial  Drive,  Ste.  700
          Houston,  Texas  77007

     (b)  If  to  Holder:

          Philip  Eisenberg
          38  Evergreen  Pl.
          Demarest,  NJ  07627

          With  a  Copy  to:

          Jaffe  &  Asher
          600  Third  Avenue
          New  York,  New  York  10016

     A notice or communication will be effective (i) if delivered in Person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three (3) business days after dispatch.

     22.  EXECUTION  BY RICK'S.  It is hereby understood and acknowledged by the
          --------------------
Holder that Rick's has caused this Note to be executed for the sole purpose of enforceability as to Sections 5 and 8 only and for no other purpose.

     IN WITNESS WHEREOF, RCI ENTERPRISES (NEW YORK), INC. has caused this Note to be duly executed in its corporate name by the manual signature of its President and attested by the manual signature of its Secretary.

                              RCI  ENTERTAINMENT  (NEW  YORK),  INC.


                              By:     /s/  Eric  Langan
                                      ------------------------------------------
                                      Eric  Langan
                              Title:  President

Attest:

/s/  Travis  Reese
------------------------------
Travis  Reese,  Secretary


FOR  PURPOSES  OF  ENFORCEABILTY  AS  TO
THE  PROVISIONS  OF  SECTIONS  5  and  8  ONLY:

RICK'S  CABARET  INTERNATIONAL,  INC.


By:  /s/  Eric  Langan
     -------------------------
          Eric  Langan
          Title:  President

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